SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report :  January 10, 2000

(Date of earliest event reported)

Commission File No.:   333-59167-03

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1999- CG2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2182488
52-2182490
52-2182493
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On January 10, 2000 distribution was made to holders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates
Series 1999- CG2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  Commercial   Mortgage
           Pass-Through Certificates, Series 1999- CG2, relating to the January 10, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1999- CG2

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Beth Belfield, Officer
              By:   Beth Belfield, Officer
              Date: January  20, 2000
                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)   Monthly  report  distributed  to holders of DLJ Commercial Mortgage
            Pass-Through Certificates, Series 1999-CG2 Trust, relating to the
            January 10, 2000 distribution